                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    _______

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             Check if an application to determine eligibility of a
                   Trustee pursuant to Section 305(b)(2)____

                              ___________________

                          NORWEST BANK COLORADO, N.A.
              (Exact name of trustee as specified in its charter)


                   NOT APPLICABLE                         84-0187632
                                                          ------------------
     (Jurisdiction of incorporation or                    (I.R.S. Employer
     Organization if not a U.S. national bank)            Identification No.)


     1740 BROADWAY
     DENVER, COLORADO                                      80274-8693
     (Address of principal executive office)               (Zip Code)


                          NORWEST BANK COLORADO, N.A.
                       ATTN:  CORPORATE TRUST DEPARTMENT
                                 1740 BROADWAY
                             DENVER, CO  80274-8693
                                  303-863-6247
           (Name, address and telephone number of agent for service)
                           __________________________

                         INTELCOM GROUP (U.S.A.), INC.
              (Exact name of obligor as specified in its charter)


               COLORADO                               84-1128866
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                   Identification No)

     9605 E. MAROON CIRCLE
     P.O. Box 6742                                    80155-6742
     Englewood, CO                                    (Zip Code)
     (Address of principal executive office)

                                  __________

ITEM 1.  GENERAL INFORMATION.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      Name                                        Address
      ----                                        -------

      Comptroller of the Currency                 Washington, D.C.
      Federal Reserve Bank of Denver              Denver, Colorado
      Federal Deposit Insurance Corporation       Dallas, Texas
      National Bank Examiners - Western District  Denver, Colorado

      (b) Whether it is authorized to exercise corporate trust powers.

                   Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe such affiliation.

                   None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

      (a) Furnish the following information as to each class of voting securities of the trustee.

                AS OF MAY 20, 1996
                      ------------
                   (WITHIN 31 DAYS)

Col. A                  Col. B
- ------                  ------
Title of Class          Amount Outstanding
- --------------          ------------------
          Not Applicable

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

      If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

      (a) Title of the securities outstanding under each such other indenture.

               Intelcom Group (U.S.A.), Inc. 13.5% Senior Discount Notes Due September 15, 2005 and Warrants

      (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities under such other indentures.

               Not applicable, neither bond issue is in default.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                   Not applicable.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:


                      AS OF MAY 20, 1996
                            ------------
                       (WITHIN 31 DAYS)

   Col. A            Col. B         Col. C       Col. D
- -------------    --------------  ------------  ---------------
                                               Percentage of
                                               Voting
                                               Securities
                                               Represented
                                 Amount Owned  by Amount Given
Name of Owner    Title of Class  Beneficially  In Col. C
- -------------    --------------  ------------  ---------------
                      None

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:


                      AS OF MAY 20, 1996
                            ------------
                       (WITHIN 31 DAYS)

   Col. A            Col. B         Col. C       Col. D
- -------------    --------------  ------------  ---------------
                                               Percentage of
                                               Voting
                                               Securities
                                               Represented
                                 Amount Owned  by Amount Given
Name of Owner    Title of Class  Beneficially  In Col. C
- -------------    --------------  ------------  ---------------
                      None


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

      Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                            AS OF MAY 20, 1996
                                  ------------
                             (WITHIN 31 DAYS)

Col. A            Col. B          Col. C                  Col. D
- --------------    --------------  ----------------------  ----------------
                  Whether the     Amount Owned            Percentage of
                  Securities are  Beneficially or Held    Class Securities
                  Voting or       as Collateral Security  Represented by
                  Nonvoting       For Obligations in      Amount Given
Title of Class    Securities      Default by Trustee      In Col. C
- --------------    --------------  ----------------------  ----------------
                  None

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.


      If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:


                             AS OF MAY 20, 1996
                                   ------------
                              (WITHIN 31 DAYS)

Col. A            Col. B       Col. C                  Col. D
- --------------    -----------  ----------------------  ----------------
                                                       Percentage of
                               Amount Owned            Voting
                               Beneficially or Held    Securities
Name of                        as Collateral Security  Represented
Issuer and        Amount       For Obligations in      by Amount Given
Title of Class    Outstanding  Default by Trustee      In Col. C
- --------------    -----------  ----------------------  ----------------
                     None


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

      If the trustee owns beneficially or holds as collateral security for obligations in default any voting securities of a person who, to the knowledge of the trustee (I ) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:


                             AS OF MAY 20, 1996
                                   ------------
                              (WITHIN 31 DAYS)

Col. A            Col. B       Col. C                  Col. D
- --------------    -----------  ----------------------  ----------------
                               Amount Owned            Percentage of
                               Beneficially or Held    Class Securities
Name of                        as Collateral Security  Represented by
Issuer and        Amount       For Obligations in      Amount Given
Title of Class    Outstanding  Default by Trustee      In Col. C
- --------------    -----------  ----------------------  ----------------
                     None

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                             AS OF MAY 20, 1996
                                   ------------
                              (WITHIN 31 DAYS)

Col. A            Col. B       Col. C                  Col. D
- --------------    -----------  ----------------------  ----------------
                               Amount Owned            Percentage of
                               Beneficially or Held    Class Securities
Name of                        as Collateral Security  Represented by
Issuer and        Amount       For Obligations in      Amount Given
Title of Class    Outstanding  Default by Trustee      In Col. C
- --------------    -----------  ----------------------  ----------------
                  None


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

      Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:


Col. A                      Col. B                  Col. C
- ------                      ------                  ------
Nature of Indebtedness      Amount Outstanding      Date Due
- --------------------------  ------------------      --------
Standby Letter of Credit    $417,000.00             December 31, 1996
Equipment Finance Lease     $134,000.00             July 24, 1998

ITEM 13.  DEFAULTS BY THE OBLIGOR.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                   None.

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                   None.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

      If any underwriter is an affiliate of the trustee, describe each such affiliation.

          Not applicable.

ITEM 15.  FOREIGN TRUSTEE.

      Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

          Not applicable.

ITEM 16.  LIST OF EXHIBITS.

      List below all exhibits filed as a part of this statement of eligibility.

      1.  A copy of the articles of association of the trustee as now in effect.

      2. A copy of the authorization of the trustee to exercise corporate trust powers.

      3. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.

      4. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE

      Pursuant to the requirements of the Trustee Indenture Act of 1939 the trustee, Norwest Bank Colorado, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Denver, and State of Colorado on the 20th day of May, 1996.


                          NORWEST BANK COLORADO, N.A.

                          By: /s/ Amy E. Buck
                              ---------------
                              Amy E. Buck
                              Vice President

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, in connection with the issue of IntelCom Group (U.S.A.), Inc. 12.5% Senior Discount Notes due 2006 we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                          NORWEST BANK COLORADO, N.A.

                          By:/s/ Amy E. Buck
                             ---------------
                             Amy E. Buck
                             Vice President



Dated: May 20, 1996

                                   EXHIBIT 1


                            ARTICLES OF ASSOCIATION
                                       OF
                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION


      FIRST. The title of this Association shall be Norwest Bank Colorado, National Association; the Association in conjunction with its said legal name may also use Norwest Bank Colorado, N.A.

      SECOND. The main office of this Association shall be in the City of Denver, County of Denver, State of Colorado. The general business of the Association shall be conducted at its main office and its branches, if any.

      THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof

      Each director, during the full term of his or her directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956.

      The Board of Directors, by the vote of a majority of the full Board, may, between annual meetings of shareholders, fill vacancies created by the death, incapacity or resignation of any director and by the vote of a majority of the full Board may also, between annual meetings of shareholders, increase the membership of the Board by not more than four members and by like vote appoint qualified persons to fill the vacancies created thereby; provided, however, that at no time shall there be more than twenty-five directors of this Association; and provided further, however, that not more than two members may be added to the Board of Directors in the event that the total number of directors last elected by shareholders was fifteen or less.

      FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office, or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

      FIFTH. The amount of capital stock of this Association shall be One Hundred Million Dollars ($100,000,000), divided into 1,000,000 shares of common stock of the par value of One Hundred Dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

      No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

      The Association, at any time and from time to time, may authorize and issue debt obligations, whether or nor subordinated, without the approval of the shareholders.

      SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall act as Chairman of the Board, unless the Board appoints another director to act as Chairman. In the event the Board of Directors shall appoint a President and a Chairman, the Board shall designate which person shall act as the chief executive officer of this Association. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

      The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof, to regulate the manner in which the increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

      SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Denver, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

      EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

      NINTH. The Board of Directors, the Chairman, the President, or any one or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his or her address as shown upon the books of this Association. Any action required or permitted to be taken at an annual or special meeting of the shareholders of the Association may be taken without prior written notice and without any meeting if such action is taken by written action, containing a waiver of notice, signed by all of the shareholders entitled to vote on that action.

      TENTH.  To the extent permitted by applicable law and regulation:

      (a)    Elimination of Certain Liability of Directors. A director of the
             ---------------------------------------------
Association shall not be personally liable to the Association or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Association or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      (b)(l) Right to Indemnification. Each person who was or is made a party or
             ------------------------
is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Association to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Association to provide broader indemnification rights than said law permitted the Association to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement except to the extent prohibited by 12 CFR 7.5217(b)) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Association shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Association. The right to indemnification conferred in this paragraph (b) shall be a contract right and shall include the right to be paid by the Association the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director of officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Association of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this paragraph (b) or otherwise. The Association may, by action of its Board of Directors, provide indemnification to employees and agents of the Association with the same scope and effect as the foregoing indemnification of directors and officers.

      (2) Non-Exclusivity of Rights.  The right to indemnification and the
          -------------------------
payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Association, by-law, agreement, vote of shareholders or disinterested directors or otherwise.

      (3) Insurance.  Except to the extent prohibited by 12 CFR 7.5217(d), the
          ---------
Association may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

      ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of holders of such greater amount.

                                   EXHIBIT 2

                       CERTIFICATION OF FIDUCIARY POWERS
                       ---------------------------------

      I, Dean E. Miller, Deputy Comptroller for Trust and Securities, do hereby certify that the records in this Office evidence that the United Bank of Denver National Association, Denver, Colorado, was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a. I further certify that the authority so granted remains in full force and effect.

                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused the seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia this second day of October, 1984.

                                                       Dean E. Miller
                                                     Deputy Comptroller
                                                  for Trust and Securities

                                         By: _____________________________

                                  CERTIFICATE
                                  -----------

I, Stephen R. Steinbrink, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 27, 1992 the titles of the attached Thirty Seven National Banking Associations, located in the State of Colorado were changed as shown on the attached Exhibit A.


                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 14th day of May, 1992.

                                    __/s/___________________________
                                    Acting Comptroller of the Currency


Legal Name Prior to April 27, 1982                          Charter #  Legal Name Effective April 27, 1992
- ----------------------------------                          ---------  -----------------------------------
United Bank of Academy Place National Association           17891      Norwest Bank of Academy Place, National Association
United Bank of Arapahoe National Association                17017      Norwest Bank of Arapahoe, National Association
United Bank of Arvada National Association                  16747      Norwest Bank of Arvada, National Association
United Bank of Aurora National Association                  21822      Norwest Bank of Aurora, National Association
United Bank of Aurora-City Center National Association      18034      Norwest Bank of Aurora-City Center, National Association
United Bank of Aurora-South National Association            21824      Norwest Bank of Aurora-South, National Association
United Bank of Bear Valley National Association             15332      Norwest Bank of Bear Valley, National Association
United Bank of Boulder National Association                 2355       Norwest Bank of Boulder, National Association
United Bank of Brighton National Association                21831      Norwest Bank, of Brighton, National Association
United Bank of Broomfield National Association              21825      Norwest Bank of Broomfield, National Association
United Bank of Buckingham Square National Association       16244      Norwest Bank of Buckingham Square, National Association
United Bank of Cherry Creek National Association            17361      Norwest Bank of Cherry Creek, National Association
United Bank of Colorado Springs National Association        8572       Norwest Bank of Colorado Springs, National Association
United Bank of Colorado Springs-East National Association   15378      Norwest Bank of Colorado Springs-East, National Association
United Bank of Delta National Association                   15321      Norwest Bank of Delta, National Association
United Bank of Denver National Association                  3269       Norwest Bank of Denver, National Association
United Bank of Durango National Association                 18761      Norwest Bank of Durango, National Association
United Bank of Fort Collins National Association            7837       Norwest Bank of Fort Collins, National Association
United Bank of Fort Collins-South National Association      16909      Norwest Bank of Fort Collins-South, National Association
United Bank of Garden of the Gods National Association      18762      Norwest Bank of Garden of the Gods, National Association
United Bank of Grand Junction National Association          15317      Norwest Bank of Grand Junction, National Association
United Bank of Grand Junction-Downtown National Association 18749      Norwest Bank of Grand Junction-Downtown, National Association
United Bank of Greeley National Association                 3148       Norwest Bank of Greeley, National Association
United Bank of Highlands Ranch National Association         17887      Norwest Bank of Highlands Ranch, National Association
United Bank of Lakewood National Association                15079      Norwest Bank of Lakewood, National Association
United Bank of LaSalle National Association                 15275      Norwest Bank of LaSalle, National Association
United Bank of Littleton National Association               21829      Norwest Bank of Littleton, National Association
United Bank of Longmont National Association                17481      Norwest Bank of Longmont, National Association
United Bank of Monaco National Association                  16475      Norwest Bank of Monaco, National Association
United Bank of Montrose National Association                4007       Norwest Bank of Montrose, National Association
United Bank of Northglenn National Association              15203      Norwest Bank of Northglenn, National Association
United Bank of Pueblo National Association                  21776      Norwest Bank of Pueblo, National Association
United Bank of Southglenn National Association              15433      Norwest Bank of Southglenn, National Association
United Bank of Southwest Plaza National Association         17088      Norwest Bank of Southwest Plaza, National Association
United Bank of Steamboat Springs National Association       14400      Norwest Bank of Steamboat Springs, National Association
United Bank of Sterling National Association                21827      Norwest Bank of Sterling, National Association
United Bank of Sunset Park National Association             15003      Norwest Bank of Sunset Park, National Association

[Comptroller of the Currency                   I hereby certify that this is a
Administrator of National Banks                True and Correct copy of the
Midwestern District Office                     foregoing instrument which is
2345 Grand Avenue, Suite 700                   still in force and effect.
Kansas City, Missouri  64108]

January 3, 1994                                NORWEST BANK COLORADO, N.A.

Mr. Terence W. Chase                           By: /s/________________________
Manager, External Reporting
Norwest Corporation
Sixth and Marquette
Minneapolis, Minnesota  55479

Dear Mr. Chase:

This letter is the official certification of the Office of the Comptroller of the Currency (OCC) to consolidate Norwest Bank Arapahoe, National Association, Englewood, CO (Charter No. 17017); Norwest Bank Arvada, National Association, Arvada CO (Charter No. 16747); Norwest Bank Aurora, National Association, Aurora, CO (Charter No. 21822); Norwest Bank Aurora-City Center, National Association, Aurora, CO (Charter No. 18034); Norwest Bank Aurora-South, National Association, Aurora, CO (Charter No. 21824); Norwest Bank Bear Valley, National Association, Denver, CO (Charter No. 15332); Norwest Bank Broomfield, National Association, Broomfield, CO (Charter No. 21825); Norwest Bank Buckingham Square, National Association, Aurora, CO (Charter No. 16244); Norwest Bank Cherry Creek, National Association, Denver, CO (Charter No. 17361); Norwest Bank Highlands Ranch, National Association, Highlands Ranch, CO (Charter No. 17887); Norwest Bank Lakewood, National Association, Lakewood, CO (Charter No. 15079); Norwest Bank Littleton, National Association, Littleton, CO (Charter No. 21829); Norwest Bank Monaco, National Association, Denver, CO (Charter No. 16475); Norwest Bank Northglenn, National Association, Northglenn, CO (Charter No. 15203); Norwest Bank Southglenn, National Association, Littleton, CO (Charter No. 15433); Norwest Bank Southwest Plaza, National Association, Littleton, CO (Charter No. 17088) into Norwest Bank Denver, National Association, Denver, CO, effective January 1, 1994. The resulting bank title is "Norwest Bank Colorado, National Association" and the Charter Number is 3269.

This letter is also the official OCC certification for Norwest Bank Colorado, National Association to increase its common stock to $50,000,000 as of January 1, 1994.

Sincerely,


Ellen Tanner Shepherd
Corporate Manager

                                                                       EXHIBIT 3

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                                                            [Bank Certification]
                                    BY-LAWS
                                    -------


                                   ARTICLE I
                                   ---------

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

      SECTION 1.1  ANNUAL MEETING.  The regular anual meeting of the
                   --------------
shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held on the third thursday of January of each year at such time and place as the Board of Directors may designate. If for any cause the annual meeting of shareholders for the election of directors is not held on the date fixed in this by-law, such meeting may be held on some other day, notice thereof having been given in accordance with the requirements of Section 5149, United States Revised Statutes, and the meeting conducted according to the provisions of these by-laws.

      SECTION 1.2  SPECIAL MEETING.  Except as otherwise specifically provided
                   ---------------
by statute, special meetings of shareholders may be called for any purpose at any time by the Board of Directors, by the Chief Executive Officer, by the President, or by any one or more shareholders owning in the aggregate not less than 25 percent of the then outstanding shares, as provided in Article Ninth of the Articles of Association.

      SECTION 1.3  NOTICE OF MEETINGS.  A notice of each annual or special
                   ------------------
shareholders' meeting, setting forth the time, place, and purpose of the meeting, shall be given, by first-class mail, postage prepaid, to each shareholder of record at least ten days prior to the date on which such meeting is to be held; but any failure to mail such notice of any annual meeting, or any irregularity therein, shall not affect the validity of such annual meeting or of any of the proceedings thereat. Notwithstanding anything in these by-laws to the contrary, a valid shareholders' meeting may be held without notice whenever notice thereof shall be waived in writing by all shareholders, or whenever all shareholders shall be present or represented at the meeting.

      SECTION 1.4  QUORUM.  The holders of a majority of the stock issued and
                   ------
outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, and may transact any business except such as may, under the provisions of law, the Articles of Association, or these by-laws, require the vote of holders of a greater number of shares. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until such time as the Board of Directors may determine.

      SECTION 1.5  PROXIES AND VOTING RIGHTS.  At each meeting of the
                   -------------------------
shareholders each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such shareholder, which proxy shall be valid for that meeting or any adjournments thereof, shall be dated, and shall be filed with the records of the meeting. No officer or employee of this Association may act as proxy. Each shareholder shall have one vote for each share of stock having voting power which is registered in his name on the books of the Association. Voting for the election of directors and voting upon any other matter which may be brought before any shareholders' meeting may, but need not, be by ballot, unless voting by ballot be requested by shareholder present at the meeting.

      SECTION 1.6  PROCEEDINGS AND RECORDS.  The Chairman of the Board shall
                   -----------------------
preside at all meetings of the shareholders or, in case of his absence or inability to act, the President or, in case of the absence or inability to act of both of them, any Executive Vice President may preside at any such meeting. The presiding officer shall appoint a person to act as secretary of each shareholders' meeting; provided, however, that the shareholders may appoint some other person to preside at their meetings or to act as secretary thereof. A record of all business transacted shall be made o feach shareholders meeting showing, among other things, the names of the shareholders present and the number of shares of stock held by each, the names of the shareholders represented by proxy and the number of shares held by each, the names of the proxies, the number of shares voted on each motion or resolution and the number of shares voted for each candidate for director. This record shall be entered in the minute book of the Association and shall be subscribed by the secretary of the meeting.


                                   ARTICLE II
                                   ----------

                                   Directors
                                   ---------

      SECTION 2.1  BOARD OF DIRECTORS.  The Board of Directors (hereinafter
                   ------------------
referred to as the "Board") shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board.

      SECTION 2.2  NUMBER AND QUALIFICATIONS.  The Board shall consist of not
                   -------------------------
less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number with (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

      Each director shall, during the full term of his directorship, be a citizen of the United States, and at least two-thirds of the directors shall have resided in the State of Colorado, or within one hundred miles of the location of the office of the Association, for at least one year immediately preceding their election, and shall be residents of such state or within a one-hundred-mile territory of the location of the Association during their continuance in office. Each director, during the full term of his directorship, shall own a minimum of $1,000 par value of stock of this Association or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over this Association within the meaning of Section 2 of the Bank Holding Company Act of 1956, as amended.

      SECTION 2.3  ORGANIZATION MEETING.  A meeting of the newly elected board
                   --------------------
shall be held at the main office of this Association, without notice, immediately following the adjournment of the annual meeting of the shareholders, or at such other time and at such other place to which said meeting may be adjourned. No business shall be transacted at any such meeting until a majority of the directors elected shall have taken an oath of office as prescribed by law, and no director elected shall participate in the business transacted at any such meeting of the Board until he shall have taken said oath. If at any such meeting there is not a quorum of the directors present who shall have taken the oath of office, the members present may adjourn the meeting from time to time until a quorum is secured. At such meeting of the newly elected Board, if a quorum is present, the directors may elect officers for the ensuing year and transact any and all business which may be brought before them.

      SECTION 2.4  REGULAR MEETINGS.  The regular meetings of the Board shall be
                   ----------------
held, without notice other than by this by-law, on the third Thursday of ever other month, at such time and place as the Board may designate. If the day fixed for a regular meeting falls upon a bank or legal holiday, the meeting shall be held on the next succeeding banking business day or on such other date specified by the Board, in which case notice shall be given to each director as provided in Section 2.6.

      SECTION 2.5  SPECIAL MEETINGS.  Special meetings of the Board may be
                   ----------------
called by the Chairman of the Board, the President, or the Secretary, and shall be called at the request of one-third or more of the directors.

      SECTION 2.6  NOTICE OF MEETINGS.  Each member of the Board shall be given
                   ------------------
not less than one day's notice by telephone, telegram, letter, or in person, stating the time and place of any regular or special meeting; such notice may, but need not, state the purpose of said meeting. Notwithstanding anything in these by-laws to the contrary, a valid directors' meeting may be held without notice whenever notice thereof shall be waived in writing by all of the directors, or whenever all of the directors are present at the meeting.

      SECTION 2.7  QUORUM AND VOTING.  A majority of the directors shall
                   -----------------
constitute a quorum at all directors' meetings. Except where the vote of a greater number of directors is required by the articles of Association, these by-laws or under provisions of law, the vote of a majority of the directors at a meeting at which a quorum is present shall be sufficient to transact business.

      SECTION 2.8  PROCEEDINGS AND RECORD.  The Chairman of the Board, if such
                   ----------------------
officer shall have been designated by the Board, shall preside at all meetings thereof, and in his absence or inability to act (or if there shall be no Chairman of the Board) the President, and in his absence or inability to act, any other director appointed chairman of the meeting pro tempore, shall preside at meetings of the directors. The Secretary, any Assistant Secretary, or any other person appointed by the Board, shall act as secretary of the Board and shall keep accurate minutes of all meetings.

      SECTION 2.9  VACANCIES.  Any vacancy in the Board may be filled by
                   ---------
appointment at any regular or special meeting of the Board by the remaining directors in accordance with the laws of the United States, and any director so appointed shall hold his place until the next election.


                                  ARTICLE III
                                  -----------

                            COMMITTEES OF THE BOARD
                            -----------------------

      SECTION 3.1  EXECUTIVE COMMITTEE.  The Board may appoint annually or more
                   -------------------
often an Executive Committee consisting of three or more directors. In the event an Executive Committee is appointed, the Executive Committee shall have the power to approve, review, and delegate authority to make loans and otherwise extend credit and to purchase and sell bills, notes, bonds, debentures and other legal investments and to establish and review general loan and investment policies. In addition, when the Board is not in session, the Executive Committee shall have the power to exercise all powers of the Board, except those that cannot legally be delegated by the Board. The Executive Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present.

      SECTION 3.2  TRUST COMMITTEES.  The Board shall appoint a Trust Audit
                   ----------------
Committee, whose members shall be directors of the Association who have no direct or indirect responsibility for the trust function. This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board and at such time shall ascertain and report to the Board whether said Department has been administered in accordance with applicable laws and regulations and sound fiduciary principles. Every report to the Board under this section, together with the action taken thereon, shall be noted in the minutes of the Board. The Board shall from time to time appoint such other committees of such membership and with such powers and duties as it is required to appoint under the provisions of Regulation 9 issued by the Comptroller of the Currency relating to the trust powers of national banks, or any amendments thereto, and may appoint such other committees of such membership and with such powers and duties as the Board may provide and as are permitted by said Regulation 9, or any amendments thereto.

      SECTION 3.3  OTHER COMMITTEES.  The Board, by a majority vote of the whole
                   ----------------
Board, may create from its own members or (to the extent permitted by applicable statutes, laws and regulations) from its own members and/or officers or employees of the Association such other committees as it may from time to time deem necessary, and may designate the name and term of existence and prescribe the duties thereof.

      SECTION 3.4 PROCEEDINGS AND RECORD.  Each committee appointed by the Board
                  ----------------------
may hold regular meetings at such time or times as may be fixed by the Board or by the committee itself. Special meetings of any committee may be called by the chairman or vice chairman or any two members thereof. The Board may, at the time of the appointment of any committee, designate alternate or advisory members, designate its chairman, vice chairman, and secretary, or any one or more thereof, and the committee itself may appoint such of said officers as have not been so designated by the Board if they deem such appointment necessary or advisable. The secretary may but need not be a member of the committee. The Board may at any time prescribe or change the number of members whose presence is required to constitute a quorum at any or all meetings of a committee. The quorum so prescribed need not be a majority of the members of the committee. If no quorum is prescribed by the Board, the presence of a majority of the members of the committee shall be required to constitute a quorum. Each committee shall keep such records of its meetings and proceedings as may be required by law or applicable regulations and may keep such additional records of its meetings and proceedings as it deems necessary or advisable, and each committee may make such rules of procedure for the conduct of its own meetings and the method of discharge of its duties as it deems advisable. Each committee appointed by the Board may appoint subcommittees composed of its own members or other persons and may rely on information furnished to it by such subcommittees or by statistical or other fact-finding departments or employees of this Association, provided that final action shall be taken in each case by the committee.


                                   ARTICLE IV
                                   ----------

                             OFFICERS AND EMPLOYEES
                             ----------------------

      SECTION 4.1  APPOINTMENT OF OFFICERS.  The Board shall appoint a
                   -----------------------
President, one or more Executive Vice Presidents, one or more office Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, and a Secretary, and may appoint a Chairman of the Board and such other officers as from time to time may appear to the Board to be required or desirable to transact the business of the Association. Only directors shall be eligible for appointment as President or Chairman of the Board. If a director other than the President is appointed Chairman of the Board, the Board shall designate either of these two officers as the chief executive officer of this Association. The chief executive officer may appoint other officers below the rank of Vice President by filing a written notice of such officer appointments with the Secretary.

      SECTION 4.2  TENURE OF OFFICE.  Officers shall hold their respective
                   ----------------
offices for the current year for which they are appointed unless they resign, become disqualified or are removed. Any officer appointed by the Board may be removed at any time by the affirmative vote of a majority of the full Board or in accordance to with authority granted by the Board. During the year between its organization meetings, the Board may appoint additional officers and shall promptly fill any vacancy occurring in any office required to be filled.

      SECTION 4.3  CHIEF EXECUTIVE OFFICER.  The chief executive officer shall
                   -----------------------
supervise the carrying out of policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these by-laws; and shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board.

      SECTION 4.4  SECRETARY OR ASSISTANT SECRETARY.  The Secretary or any
                   --------------------------------
Assistant Secretary shall attend to the giving of all notices required by these by-laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association, shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the Office of Secretary, or imposed by these by-laws; and shall also perform such other duties as may be assigned from time to time by the Board.

      SECTION 4.5  GENERAL AUTHORITY AND DUTIES.  Officers shall have the
                   ----------------------------
general powers and duties customarily vested in the office of such officers of a corporation and shall also exercise such powers and perform such duties as may be prescribed by the Articles of Association, by these by-laws, or by the laws or regulations governing the conduct of the business of national banking associations, and shall exercise such other powers and perform such other duties not inconsistent with the Articles of Association, these by-laws or laws or regulations as may be conferred upon or assigned to them by the Board or the chief executive officer.

      SECTION 4.6  EMPLOYEES AND AGENTS.  Subject to the authority of the Board,
                   --------------------
the chief executive officer, or any other officer of the Association authorized by him, may appoint or dismiss all or any employees and agents and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

      SECTION 4.7  BONDS OF OFFICERS AND EMPLOYEES.  The officers and employees
                   -------------------------------
of this Association shall give bond with security to be approved by the Board in such penal sum as the Board shall require, conditioned for the faithful and honest discharge of their respective duties and for the faithful application and accounting of all monies, funds and other property which may come into their possession or may be entrusted to their care or placed in their hands. In the discretion of the Board in lieu of having individual bonds for each officer and employee, there may be substituted for the bonds provided for herein a blanket bond covering all officers and employees providing coverage in such amounts and containing such conditions and stipulations as shall be approved by the chief executive officer of this Association but subject to the supervision and control of the Board.


                                   ARTICLE V
                                   ---------

                          STOCK AND STOCK CERTIFICATES
                          ----------------------------

      SECTION 5.1  TRANSFERS. Shares of stock shall be transferable only on the
                   ---------
books of the Association upon surrender of the certificate for cancellation, and a transfer book shall be kept in which all transfers of stock shall be recorded.

      SECTION 5.2  STOCK CERTIFICATES.  Certificates of stock shall be signed by
                   ------------------
the chief executive officer, the President, or any Executive Vice President and the Secretary, or any Assistant Secretary, or any other officer appointed by the Board for that purpose, and shall be sealed with the corporate seal. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed, and shall meet the requirements of Section 5139, United States Revised Statutes, as amended.

      SECTION 5.3  DIVIDENDS.  Transfers of stock shall not be suspended
                   ---------
preparatory to the declaration of dividends and, unless an agreement to the contrary shall be expressed in the assignments, dividends shall be paid to the shareholders in whose name the stock shall stand at the time of the declaration of the dividends or on such record date as may be fixed by the Board.

      SECTION 5.4  LOST CERTIFICATES.  In the event of loss or destruction of a
                   -----------------
certificate of stock, a new certificate may be issued in its place upon proof of such loss or destruction and upon receipt of an acceptable bond or agreement of indemnity as maybe required by the Board.


                                   ARTICLE VI
                                   ----------

                                 CORPORATE SEAL
                                 --------------

      SECTION 6.1  FORM.  The corporate seal of the Association shall have
                   -----
inscribed thereon the name of the Association.

      SECTION 6.2  AUTHORITY TO IMPRESS.  The chief executive officer, the
                   ---------------------
President, the Secretary, any Assistant Secretary, or other officer designated by the Board, shall have authority to impress or affix the corporate seal to any document requiring such seal, and to attest the same.


                                  ARTICLE VII
                                  -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

      SECTION 7.1  BANKING HOURS.  The days and hours during which this
                   --------------
Association shall be open for business shall be fixed from time to time by the Board, the chief executive officer, or the President, consistent with national and state laws governing banking and business transactions.

      SECTION 7.2  EXECUTION OF WRITTEN INSTRUMENTS.  All instruments,
                   ---------------------------------
documents, or agreements relating to or affecting the property or business and affairs of this Association, or of this Association when acting in any representative or fiduciary capacity, shall be executed, acknowledged, verified, delivered or accepted in behalf of this Association by the chief executive officer, the President, any Executive Vice President, any office President, any Senior Vice President, any Vice President, the Secretary, any Assistant Vice President, any Assistant Secretary,or by such other officer, officers, employees, or designated signers, as the Board may from time to time direct.

      SECTION 7.3  RECORDS.  The Articles of Association, these by-laws, and any
                   --------
amendments thereto, and the proceedings of all regular and special meetings of the directors and of the shareholders shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the person appointed to act as secretary of the meeting.

      SECTION 7.4  FISCAL YEAR.  The fiscal year of the Association shall be the
                   ------------
calendar year.

                                 ARTICLE VIII
                                 ------------

                                    BY-LAWS
                                    -------

      SECTION 8.1  INSPECTION.  A copy of these by-laws, with all amendments
                   -----------
thereto, shall at all times be kept in a convenient place at the main office of the Association, and shall be open for inspection to all shareholders during banking hours.

          SECTION 8.2  AMENDMENTS.  These by-laws may be changed or amended at
                       -----------
any regular or special meeting of the Board by a vote of a majority of the full Board or at any regular or special meeting of shareholders by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat.

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION

                MARCH 16, 1995 MEETING OF THE BOARD OF DIRECTORS

                      ACTION: APPROVE AMENDMENT TO BYLAWS
                      -----------------------------------


                                   ARTICLE II
                                   ----------

                                   DIRECTORS
                                   ---------

      SECTION 2.10  MEETINGS BY TELEPHONE.  Unless otherwise provided by the
                    ----------------------
articles of association, one or more members of the board of directors may participate in a meeting of the board by teleconference or by similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

      SECTION 2.11  ACTION WITHOUT A MEETING.  Any action required or permitted
                    -------------------------
to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors and may be stated as such in any document. Unless the consent specifies a different effective date, action taken herein is effective when all directors have signed the consent. All consents signed pursuant to this Section 2.11 shall be delivered to the secretary of the bank for inclusion in the minutes or for filing with the bank records.

                                                                       EXHIBIT 4

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                         SCHEDULE RI--INCOME STATEMENT

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                         ------------------
                                                                                           (Year-to-date)
1.  Interest income:
  a.  Interest and fee income on loans:
     (1)  In domestic offices:
       (a)  Loans secured by real estate...............................................           $  27,738
       (b)  Loans to depository institutions...........................................               2,431
       (c)  Loans to finance agricultural production and other loans to                               2,082
        farmers........................................................................
       (d)  Commercial and industrial loans............................................              19,576
       (e)  Acceptances of other banks.................................................                   9
       (f)  Loans to individuals for household, family, and other personal expenditures:
          (1)  Credit cards and related plans..........................................               1,797
          (2)  Other...................................................................              15,541
       (g)  Loans to foreign governments and official institutions.....................                   0
       (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
          (1)  Taxable obligations.....................................................                   0
          (2)  Tax-exempt obligations..................................................                 291
       (i)  All other loans in domestic offices........................................                   2
     (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs................                   0
  b.  Income from lease financing receivables:
     (1)  Taxable leases...............................................................                  13
     (2)  Tax-exempt leases............................................................                   0
  c.  Interest income on balances due from depository institutions:(1)
     (1)  In domestic offices..........................................................                   3
     (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs................                   0
  d.  Interest and dividend income on securities:
     (1)  U.S. Treasury securities and U.S. Government agency and corporation
      obligations......................................................................              46,214
     (2)  Securities issued by states and political subdivisions in the U.S.:
       (a)  Taxable securities.........................................................                  68
       (b)  Tax-exempt securities......................................................                 775
     (3)  Other domestic debt securities...............................................                 268
     (4)  Foreign debt securities......................................................                   0
     (5)  Equity securities (including investments in mutual funds)....................                 125
  e.  Interest income from trading assets..............................................                   0

- ------------------------
(1) Includes interest income on time certificates of deposit not held for trading.

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                         ------------------
                                                                                           (Year-to-date)
  f.  Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
   Agreement subsidiaries, and in IBFs.................................................               3,738


  g.  Total interest income (sum of items 1.a through 1.f).............................             120,671
2.  Interest expense:
  a.  Interest on deposits:
     (1)  Interest on deposits in domestic offices:
       (a)  Transaction accounts (NOW accounts, ATS accounts, and
        telephone and preauthorized transfer accounts).................................               5,186

       (b)  Nontransaction accounts:
          (1)  Money market deposit accounts (MMDAs)...................................              10,668
          (2)  Other savings deposits..................................................               3,240
          (3)  Time certificates of deposit of $100,000 or more........................               3,444
          (4)  All other time deposits.................................................              14,776
     (2)  Interest on deposits in foreign offices, edge and agreement
      subsidiaries, and IBFS...........................................................                 641

  b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its edge and agreement
   subsidiaries, and in IBFs...........................................................               1,460


  c.  Interest on demand notes issued to the U.S. Treasury, trading liabilities,
   and other borrowed money............................................................                   0

  d.  Interest on mortgage indebtedness and obligations under capitalized leases.......                  40
  e.  Interest on subordinated notes and debentures....................................                   0
                                                                                                 ----------
  f.  Total interest expense (sum of items 2.a through 2.e)............................              39,455
                                                                                                 ==========
3.  Net interest income (item 1.g minus 2.f)...........................................              81,216
                                                                                                 ==========
4.  Provisions:
  a.  Provision for loan and lease losses..............................................               1,029
  b.  Provision for allocated transfer risk............................................                   0
5.  Noninterest income:
  a.  Income from fiduciary activities.................................................               7,388
  b.  Service charges on deposit accounts in domestic offices..........................              13,760
  c.  Trading revenue (must equal Schedule RI, sum of Memorandum items 8.a
   through 8.d)........................................................................                  10

  d.  Other foreign transaction gains (losses).........................................                  63
  e.  Not applicable...................................................................                  --
  f.  Other noninterest income:
     (1)  Other fee income.............................................................               5,897
     (2)  All other noninterest income/*/..............................................               1,404
  g.  Total noninterest income (sum of items 5.a through 5.f)..........................              28,522
6.  a.  Realized gains (losses) on held-to maturity securities.........................                   0
  b.  Realized gains (losses) on available-for-sale securities.........................               4,318

- ------------------------
* Described on Schedule RI-E--Explanations.

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                         ------------------
                                                                                           (Year-to-date)
7.  Noninterest expense:
  a.  Salaries and employee benefits...................................................              33,009
  b.  Expenses of premises and fixed assets (net of rental income) (excluding
   salaries and employee benefits and mortgage interest)...............................              12,241

  c.  Other noninterest expense/*/.....................................................              38,983
                                                                                                  ---------
  d.  Total noninterest expense (sum of items 7.a through 7.c).........................              84,233
                                                                                                  =========
8.  Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a., 6.b, and 7.d).........              28,794

9.  Applicable income taxes (on item 8)................................................               9,927
                                                                                                  ---------
10.  Income (loss) before extraordinary items and other adjustments
  (item 8 minus 9).....................................................................              18,867
11.  Extraordinary items and other adjustments:
  a.  Extraordinary items and other adjustments, gross of income taxes*................                   0
  b.  Applicable income taxes (on item 11.a)*..........................................                   0
  c.  Extraordinary items and other adjustments, net of income taxes (item 11.a
   minus 11.b).........................................................................                   0

12.  Net income (loss) (sum of items 10 and 11.c)......................................              18,867
                                                                                                  =========
Memoranda
- ---------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
 purposes..............................................................................                 171


2.  Income from the sale and servicing of mutual funds and annuities in domestic
 offices (included in Schedule RI, item 8).............................................                 107

3.-4.  Not applicable..................................................................                  --
5.  Number of full-time equivalent employees on payroll at end of current period                    (Number)
 (round to nearest whole number).......................................................               3,431

6.  Not applicable.....................................................................                  --
7.  If the reporting bank has restated its balance sheet as a result of applying push              MM DD YY
 down accounting this calendar year, report the date of the bank's acquisition.........            00/00/00

8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule
 RI, item 5.c):
  a.  Interest rate exposures..........................................................                   0
  b.  Foreign exchange exposures.......................................................                  10
  c.  Equity security and index exposures..............................................                   0
  d.  Commodity and other exposures....................................................                   0
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
  a.  Net increase (decrease) to interest income.......................................                   0

  b.  Net (increase) decrease to interest expense......................................              (5,059)

- ------------------------
* Described on Schedule RI-E--Explanations.

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                         ------------------
                                                                                           (Year-to-date)
  c.  Other (noninterest) allocations..................................................                   0
10.  Credit losses on off-balance sheet derivatives (see instructions).................                   0

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                    SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                           (Year-to-date)
                                                                                         ------------------
Indicate decreases and losses in parentheses.

1.  Total equity capital originally reported in the December 31, 1995, Reports of
 Condition and Income..................................................................            $375,906
2.  Equity capital adjustments from amended Reports of Income, net(*)..................                   0
3.  Amended balance end of previous calendar year (sum of items 1 and 2)...............             375,906
4.  Net income (loss) (must equal Schedule RI, item 12)................................              18,867
5.  Sale, conversion, acquisition, or retirement of capital stock, net.................               4,479
6.  Changes incident to business combinations, net.....................................                   0
7.  LESS:  Cash dividends declared on preferred stock..................................                   0
8.  LESS:  Cash dividends declared on common stock.....................................              19,000
9.  Cumulative effect of changes in accounting principles from prior years* (see
 instructions for this schedule).......................................................                   0
10.  Corrections of material accounting errors from prior years* (see instructions
 for this schedule)....................................................................                   0
11.  Change in net unrealized holding gains (losses) on available-for-sale securities..             (27,920)
12.  Foreign currency translation adjustments..........................................                   0
13.  Other transactions with parent holding company* (not included in items 5, 7,
 or 8 above)...........................................................................                   0
14.  Total equity capital end of current period (sum of items 3 through 13) (must
 equal Schedule RC, item 28)...........................................................            $352,332

- ------------------------
(*)  Describe on Schedule RI-E--Explanations.

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN AND
                                  LEASE LOSSES

            PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                            (COLUMN A)   (COLUMN B)
                                                                           CHARGE-OFFS   RECOVERIES
                                                                           -----------   ----------
                                                                           (Calendar year-to-date)
                                                                           ------------------------
1.  Loans secured by real estate:
  a.  To U.S. addresses (domicile).......................................       $0,224       $0,854
  b.  To non-U.S. addresses (domicile)...................................            0            0
2.  Loans to depository institutions and acceptances of other banks:
  a.  To U.S. banks and other U.S. depository institutions...............            0            0
  b.  To foreign banks...................................................            0            0
3.  Loans to finance agricultural production and other loans to farmers..           62            4
4.  Commercial and industrial loans:
  a.  To U.S. addresses (domicile).......................................          263          322
  b.  To non-U.S. addresses (domicile)...................................            0            0
5.  Loans to individuals for household, family, and other personal expenditures:
  a.  Credit cards and related plans.....................................          334           70
  b.  Other (includes single payment, installment, and all student
   loans)................................................................        2,953          645
6.  Loans to foreign governments and official institutions...............            0            0
7.  All other loans......................................................          216          105
8.  Lease financing receivables:                                                     0            0
  a.  Of U.S. addresses (domicile).......................................
  b.  Of non-U.S. addresses (domicile)...................................            0            0
                                                                               -------      -------
9.  Total (sum of items 1 through 8).....................................       $4,052       $2,000
                                                                               =======      =======

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                            SCHEDULE RI-B--CONTINUED

                               PART I. CONTINUED

                                                                        (COLUMN A)   (COLUMN B)
                                                                       CHARGE-OFFS   RECOVERIES
                                                                       -----------   ----------
                                                                       (Calendar year-to-date)
                                                                       ------------------------
Memoranda
- -------------------------------------
1.-3.  Not applicable................................................         $ --         $ --
4.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above......................            0            0
5.  Loans secured by real estate in domestic offices (included in
    Schedule RI-B, part I, item 1 above):
  a.  Construction and land development..............................            3          184
  b.  Secured by farmland............................................            0            8
  c.  Secured by 1-4 family residential properties:
     (1)  Revolving, open-end loans secured by 1-4 family
      residential properties and extended under lines of credit......           45            8
     (2)  All other loans secured by 1-4 family residential
      properties.....................................................          135          209
  d.  Secured by multifamily (5 or more) residential properties......            0            0
  e.  Secured by nonfarm nonresidential properties...................           41          445

            PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                       FOR THE PERIOD
                                                                                     JANUARY 1, 1996 TO
                                                                                       MARCH 31, 1996
                                                                                     ------------------
                                                                                       (Year-to-date)
1.  Balance originally reported in the December 31, 1995, Reports of Condition
    and Income.....................................................................             $81,711
2.  Recoveries (must equal part I, item 9, column B above).........................               2,000
3.  LESS:  Charge-offs (must equal part I, item 9, column A above).................               4,052
4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a).........               1,029
5.  Adjustments(*) (see instructions for this schedule)............................               6,103
                                                                                              ---------
6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule
    RC, item 4.b)..................................................................             $86,791
                                                                                              =========

           SCHEDULE RI-C--APPLICABLE INCOME TAXES BY TAXING AUTHORITY

1.  Federal                                                                                         N/A
2.  State and local................................................................                 N/A
3.  Foreign........................................................................                 N/A
4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and
    11.b)..........................................................................                 N/A
5.  Deferred portion of item 4.....................................................                 N/A

- ------------------------
(*)  Describe on Schedule RI-E--Explanations.

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


              SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

            PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS


For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                                           FOR THE PERIOD
                                                                                         JANUARY 1, 1996 TO
                                                                                           MARCH 31, 1996
                                                                                         ------------------
                                                                                           (Year-to-date)
1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
  a.  Interest income booked...........................................................         N/A
  b.  Interest expense booked..........................................................         N/A
  c.  Net interest income booked at foreign offices, Edge and Agreement
   subsidiaries, and IBFs (item 1.a minus 1.b).........................................         N/A
2.  Adjustments for booking location of international operations:
  a.  Net interest income attributable to international operations booked at
   domestic offices....................................................................         N/A
  b.  Net interest income attributable to domestic business booked at foreign
   offices.............................................................................         N/A
  c.  Net booking location adjustment (item 2.a minus 2.b).............................         N/A
3.  Noninterest income and expense attributable to international operations:
  a.  Noninterest income attributable to international operations......................         N/A
  b.  Provision for loan and lease losses attributable to international
     operations........................................................................         N/A
  c.  Other noninterest expense attributable to international operations...............         N/A
  d.  Net noninterest income (expense) attributable to international operations
   (item 3.a minus 3.b and 3.c)........................................................         N/A
4.  Estimated pretax income attributable to international operations before capital
 allocation adjustment (sum of items 1.c, 2.c, and 3.d)................................         N/A
5.  Adjusted to pretax income for internal allocations to international operations to
 reflect the effects of equity capital on overall bank funding costs...................         N/A
6.  Estimated pretax income attributable to international operations after capital
 allocation adjustment (sum of items 4 and 5)..........................................         N/A
7.  Income taxes attributable to income from international operations as estimated
 in item 6.............................................................................         N/A
8.  Estimated net income attributable to international operations (item 6 minus 7).....         N/A

Memorandum
- ---------------------------------------------------------------------------------------
1.  Intracompany interest income included in item 1.a above............................         N/A
2.  Intracompany interest expense included in item 1.b above...........................         N/A

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                            SCHEDULE RI-D--CONTINUED

  PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS


                                                                                        FOR THE PERIOD
                                                                                      JANUARY 1, 1996 TO
                                                                                        MARCH 31, 1996
                                                                                      ------------------
                                                                                        (Year-to-date)
1.  Interest income booked at IBFs..................................................         N/A
2.  Interest expense booked at IBFs.................................................         N/A
3.  Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
  a.  Gains (losses) and extraordinary items........................................         N/A

  b.  Fees and other noninterest income.............................................         N/A
4.  Provision for loan and lease losses attributable to international operations
 booked at domestic offices (excluding IBFs)........................................         N/A

5.  Other noninterest expense attributable to international operations booked at
 domestic offices (excluding IBFs)..................................................         N/A

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                          SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.


Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                       FOR THE PERIOD
                                                                                     JANUARY 1, 1996 TO
                                                                                       MARCH 31, 1996
                                                                                     ------------------
                                                                                       (Year-to-date)
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
  Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
  a.  Net gains on other real estate owned.........................................              $    0
  b.  Net gains on sales of loans..................................................                   0
  c.  Net gains on sales of premises and fixed assets..............................                   0
  d.  Safe Deposit Rental                                                                           510
  e.
  f.
2.  Other noninterest expense (from Schedule RI, item 7.c):
  a.  Amortization expense of intangible assets....................................                   0
  Report amounts that exceed 10% of Schedule RI, item 7.c:
  b.  Net losses on other real estate owned........................................                   0
  c.  Net losses on sales of loans.................................................                   0
  d.  Net losses on sales of premises and fixed assets.............................                   0
  Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
  e.  Computer Center processing fees..............................................               4,120
  f.
  g.
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
  a.  (1)
      (2)
  b.  (1)
      (2)
  c.  (1)
      (2)
4.  Equity capital adjustments from amended Reports of Income (from Schedule
    RI-A, item 2)
    (itemize and describe all adjustments):
  a.
  b.



                                                                                                For the period
                                                                                               January 1, 1996 to
                                                                                                  March 31, 1996
                                                                                               --------------------
                                                                                                 (Year-to-date)

5.  Cumulative effect of changes in accounting principles from prior years (from
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
    a.
    b.
6.  Corrections of material accounting errors from prior years (from Schedule RI-
    A, item 10)
    (itemize and describe all corrections):
    a.
    b.
7.  Other transactions with parent holding company (from Schedule RI-A, item 13)
    (itemize and describe all such transactions):
    a.
    b.
8.  Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
    II, item 5) (itemize and describe all such transactions):
    a.  Merge of assets from affiliate 1/96..........................................                  6,103
    b................................................................................
9.  Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
    Income):
    No comment
    Other explanations (please type or print clearly):

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                          SCHEDULE RC-C--BALANCE SHEET

            CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
              AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1996


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


                                                                                            FOR THE PERIOD
                                                                                          JANUARY 1, 1996 TO
                                                                                            MARCH 31, 1996
                                                                                            (Year-to-date)
                                                                                          ------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
  a.  Noninterest-bearing balances and currency and coin/*/.............................          $0,723,980
  b.  Interest-bearing balances/*/......................................................                   0
2.  Securities:
  a.  Held-to-maturity securities (from Schedule RC-B, column A)........................                   0
  b.  Available-for-sale securities (from Schedule RC-B, column D)......................           2,662,756
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  a.  Federal funds sold................................................................             305,200
  b.  Securities purchased under agreements to resell...................................                   0
4.  Loans and lease financing receivables:
  a.  Loans and leases, net of unearned income (from Schedule RC-C)                                3,208,497
  b.  LESS:  Allowance for loan and lease losses........................................              86,791
  c.  LESS:  Allocated transfer risk reserve............................................                   0
  d.  Loans and leases, net of unearned income,
     allowance, and reserve (item 4.a minus 4.b and 4.c)................................           3,131,706
5.  Trading assets (from Schedule RC-D).................................................                   4
6.  Premises and fixed assets (including capitalized leases)............................             108,489
7.  Other real estate owned (from Schedule RC-M)........................................                 434
8.  Investments in unconsolidated subsidiaries and associated companies (from                              0
    Schedule RC-M)......................................................................
9.  Customers' liability to this bank on acceptances outstanding........................               1,677
10.  Intangible assets (from Schedule RC-M).............................................                  62
11.  Other assets (from Schedule RC-F)..................................................             172,190
                                                                                                  ----------
12.  Total assets (sum of items 1 through 11)...........................................          $7,096,498
                                                                                                  ==========

- ------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


                                                                                            FOR THE PERIOD
                                                                                          JANUARY 1, 1996 TO
                                                                                            MARCH 31, 1996
                                                                                         --------------------
                                                                                            (Year-to-date)

LIABILITIES
13.  Deposits:
  a.  In domestic offices (sum of totals of columns A and C from Schedule RC-
   E, part I)...........................................................................          $6,262,948
     (1)  Noninterest-bearing/1/........................................................           1,886,374
     (2)  Interest-bearing..............................................................           4,376,574
  b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
      Schedule RC-E,
      part II)..........................................................................              74,307
     (1)  Noninterest-bearing...........................................................                   0
     (2)  Interest-bearing..............................................................              74,307
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
  a.  Federal funds purchased...........................................................             136,460
  b.  Securities sold under agreements to repurchase....................................              25,197
15.  a.  Demand notes issued to the U.S. Treasury.......................................                   0
  b.  Trading liabilities (from Schedule RC-D)..........................................                   2
16.  Other borrowed money:
  a.  With a remaining maturity of one year or less.....................................              10,700
  b.  With a remaining maturity of more than one year...................................                   0
17.  Mortgage indebtedness and obligations under capitalized leases.....................               1,111
18.  Bank's liability on acceptances executed and outstanding...........................               1,677
19.  Subordinated notes and debentures..................................................                   0
20.  Other liabilities (from Schedule RC-G).............................................             231,764
                                                                                                  ----------
21.  Total liabilities (sum of items 13 through 20).....................................          $6,744,166
                                                                                                  ==========
22.  Limited-life preferred stock and related surplus...................................          $        0
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus......................................                   0
24.  Common stock.......................................................................             100,000
25.  Surplus (exclude all surplus related to preferred stock)...........................             203,082
26.  a.  Undivided profits and capital reserves.........................................              56,347
  b.  Net unrealized holding gains (losses) on available-for-sale securities............              (7,097)
27.  Cumulative foreign currency translation adjustments................................                   0
                                                                                                  ----------
28.  Total equity capital (sum of items 23 through 27)..................................             352,332
                                                                                                  ==========
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items
 21, 22, and 28)........................................................................          $7,096,498
                                                                                                  ==========

- ------------------------
/1/ Includes total demand deposits and noninterest-bearing time and savings deposits.

                                                             FOR THE PERIOD
                                                           JANUARY 1, 1996 TO
                                                             MARCH 31, 1996
                                                           -------------------
                                                              (Year-to-date)



Memorandum
- -------------------------------------------------------
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.


1.  Indicate in the box at the right the number of
    the statement below that best  describes the most
    comprehensive level of auditing work performed for the
    bank by independent external auditors as of any date         Number
    during 1995............................................           8

1   =  Independent audit of the bank
       conducted in accordance
       with generally accepted
       auditing standards by a certified
       public accounting firm which submits
       a report on the bank
2   =  Independent audit of the bank's
       parent holding company conducted
       in accordance with generally
       accepted auditing standards by a
       certified public accounting firm
       which submits a report on the
       consolidated holding company
       (but not on the bank separately)
3   =  Directors' examination of the
       bank conducted in accordance
       with generally accepted auditing
       standards by a certified public
       accounting firm (may be required
       by state chartering authority)
4   =  Directors' examination of the bank
       performed by other external auditors (may
       be required by state chartering authority)
5   =  Review of the bank's financial
       statements by external auditors
6   =  Compilation of the bank's financial
        statements by external auditors
7   =  Other audit procedures (excluding tax
       preparation work)
8   =  No external audit work

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


       SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.


                                                                              (COLUMN A)         (COLUMN B)
                                                                          CONSOLIDATED BANK   DOMESTIC OFFICES
                                                                          -------------------------------------
                                                                                (Calendar year-to-date)
                                                                          -------------------------------------

1.  Cash items in process of collection, unposted debits, and currency
    and coin............................................................           $559,632           $000,000
  a.  Cash items in process of collection and unposted debits...........                 --            449,296
  b.  Currency and coin.................................................                 --            110,336
2.  Balances due from depository institutions in the U.S................                 --              1,722
  a.  U.S. branches and agencies of foreign banks (including their
      IBFs).............................................................                  0                 --
  b.  Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)...................              1,722                 --
3.  Balances due from banks in foreign countries and foreign central
    banks...............................................................                 --                764
  a.  Foreign branches of other U.S. banks..............................                  0                 --
  b.  Other banks in foreign countries and foreign central banks........                764                 --
4.  Balances due from Federal Reserve Banks.............................            161,862            161,862
                                                                                 ----------          ---------
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b)..............................           $723,980           $723,980
                                                                                 ==========          =========

Memorandum
- -----------------------------------------------------------
1.  Noninterest-bearing balances due from commercial banks in the U.S.
    (included in item 2, column B above)................................                                 1,722

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                           SCHEDULE RC-B--SECURITIES


Exclude assets held for trading.


                                                 HELD-TO-MATURITY                 AVAILABLE-FOR-SALE
                                           ---------------------------------------------------------------
                                             (COLUMN A)     (COLUMN B)     (COLUMN C)         (COLUMN D)
                                           AMORTIZED COST   FAIR VALUE   AMORTIZED COST      FAIR VALUE(1)
                                           ---------------------------------------------------------------
                                                                (Calendar year-to-date)
                                           ---------------------------------------------------------------
1.  U.S. Treasury securities.............              $0           $0       $   36,193           $   36,322
2.  U.S. Government agency and
    corporation obligations (exclude
    mortgage-backed securities):
  a.  Issued by U.S. Government
      agencies/2/........................               0            0                0                    0
   b.  Issued by U.S. Government-
       sponsored agencies/3/.............               0            0            7,317                7,237
3.  Securities issued by states and
    political subdivisions in the U.S.:
  a.  General obligations................               0            0           30,628               31,449
  b.  Revenue obligations................               0            0           19,009               19,292
  c.  Industrial development and
   similar obligations...................               0            0                0                    0
4.  Mortgage-backed securities (MBS):
  a.  Pass-through securities:
     (1)  Guaranteed by GNMA.............               0            0          239,374              241,546
     (2)  Issued by FNMA and
      FHLMC..............................               0            0        2,297,738            2,289,563
     (3)  Other pass-through
      securities.........................               0            0            5,056                5,054
  b.  Other mortgage-backed securities
      (include CMOs, REMICs, and
      stripped MBS):

- ------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations for Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


                                       SCHEDULE RC-B--SECURITIES (CONTINUED)

                                                 HELD-TO-MATURITY                 AVAILABLE-FOR-SALE
                                           ---------------------------------------------------------------
                                             (COLUMN A)     (COLUMN B)     (COLUMN C)         (COLUMN D)
                                           AMORTIZED COST   FAIR VALUE   AMORTIZED COST      FAIR VALUE(1)
                                           ---------------------------------------------------------------
                                                                (Calendar year-to-date)
                                           ---------------------------------------------------------------

     (1)  Issued or guaranteed by
          FNMA, FHLMC, or
          GNMA...........................               0            0           13,280               13,226
     (2)  Collateralized by MBS
          issued or guaranteed by
          FNMA, FHLMC, or
          GNMA...........................               0            0            1,686                1,735
     (3)  All other mortgage-backed
          securities.....................               0            0              751                  746
5.  Other debt securities:
  a.  Other domestic debt securities.....               0            0            7,504                7,464
  b.  Foreign debt securities............               0            0                0                    0
6.  Equity securities:
  a.  Investments in mutual funds........                                             0                    0
  b.  Other equity securities with
      readily determinable fair values...                                             0                    0

  c.  All other equity securities........              --           --            9,122                9,122
                                                                              ---------          -----------
7.  Total (sum of items 1 through 6)
    (total of column A must equal
    Schedule RC, item 2.a) (total of
    column D must equal Schedule RC,
    item 2.b)............................              $0           $0       $2,667,658           $2,662,756


                                                                                            FOR THE PERIOD
                                                                                          JANUARY 1, 1996 TO
                                                                                            MARCH 31, 1996
                                                                                          -------------------
                                                                                            (Year-to-date)
Memoranda
1.  Pledged securities ..................                                                       $153,186
2.  Maturity and repricing data for debt securities(2), (3), (4) (excluding those in nonaccrual status):
  a.  Fixed rate debt securities with a remaining maturity of:

     (1)  Three months or less...........                                                          3,083

- ------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


                                               SCHEDULE RC-B--SECURITIES (CONTIUED)

                                                                                            FOR THE PERIOD
                                                                                          JANUARY 1, 1996 TO
                                                                                            MARCH 31, 1996
                                                                                          --------------------
                                                                                            (Year-to-date)

     (2)  Over three months through 12 months............................................             22,209
     (3)  Over one year through five years...............................................             65,719
     (4)  Over five years................................................................          2,238,136
     (5)  Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a.(4)................................................................          2,329,147

  b.  Floating rate debt securities with a repricing frequency of:
     (1)  Quarterly or more frequently...................................................            149,052
     (2)  Annually or more frequently, but less frequently than quarterly................            174,213
     (3)  Every five years or more frequently, but less frequently than annually.........              1,222
     (4)  Less frequently than every five years..........................................                  0
     (5)  Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))...............................................................            324,487
                                                                                                  ----------
  c.  Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
      (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in
      Schedule RC-N, item 9, column C)...................................................          2,653,634
                                                                                                 ===========
3.  Not applicable.......................................................................                 --
4.  Held-to-maturity debt securities restructured and in compliance with modified
    terms (included in Schedule RC-B, items 3 through 5, column A, above)................                  0

5.  Not applicable.......................................................................                 --
6.  Floating rate debt securities with a remaining maturity of one year or less
    /2/, /4/ (included in Memorandum items 2.b.(1) through 2.b.(4) above)................                 501

7.  Amortized cost of held-to-maturity securities sold or transferred to available-
    for-sale or trading securities during the calendar year-to-date (report the
    amortized cost at date of sale or transfer)..........................................                   0


8.  High-risk mortgage securities (included in the held-to-maturity and available-
    for-sale accounts in Schedule RC-B, item 4.b):
  a.  Amortized cost.....................................................................              1,096
  b.  Fair value.........................................................................              1,111
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3 and 5):
  a.  Amortized cost.....................................................................              3,530
  b.  Fair value.........................................................................              3,483

- ------------------------
/2/ Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

/4/ Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


              SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

                           PART I.  LOANS AND LEASES


Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                  (COLUMN A)         (COLUMN B)
                                                                              CONSOLIDATED BANK   DOMESTIC OFFICES
                                                                              ------------------------------------
                                                                                    (Calendar year-to-date)
                                                                              ------------------------------------

1.  Loans secured by real estate............................................         $1,404,776                 --
  a.  Construction and land development.....................................                 --            177,513
  b.  Secured by farmland (including farm residential and other
      improvements).........................................................                 --             28,644
  c.  Secured by 1-4 family residential properties:
     (1)  Revolving, open-end loans secured by 1-4 family
      residential properties and extended under lines of credit.............                 --             92,014

     (2)  All other loans secured by 1-4 family residential
      properties:
       (a)  Secured by first liens..........................................                 --            441,894

       (b)  Secured by junior liens.........................................                 --            213,240
  d.  Secured by multifamily (5 or more) residential properties.............                 --             25,509
  e.  Secured by nonfarm nonresidential properties..........................                 --            425,962
2.  Loans to depository institutions:
  a.  To commercial banks in the U.S........................................                 --            274,516
     (1)  To U.S. branches and agencies of foreign banks....................                  0                 --
     (2)  To other commercial banks in the U.S..............................            274,516                 --
  b.  To other depository institutions in the U.S...........................              5,300              5,300
  c.  To banks in foreign countries.........................................                 --                541
     (1)  To foreign branches of other U.S. banks...........................                541                 --
     (2)  To other banks in foreign countries...............................                  0                 --
3.  Loans to finance agricultural production and other loans to farmers.....             81,274             81,274
4.  Commercial and industrial loans:
  a.  To U.S. addresses (domicile)..........................................            653,623            653,623
  b.  To non-U.S. addresses (domicile)......................................                 38                 38
5.  Acceptances of other banks:
  a.  Of U.S. banks.........................................................                  0                  0
  b.  Of foreign banks......................................................                  0                  0
6.  Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper)..........                 --            740,630
  a.  Credit cards and related plans (includes check credit and other                    31,185                 --
      revolving credit plans)...............................................
  b.  Other (includes single payment, installment, and all student
      loans)................................................................            709,445                 --


                                                                                  (COLUMN A)         (COLUMN B)
                                                                              CONSOLIDATED BANK   DOMESTIC OFFICES
                                                                              ------------------------------------
                                                                                     (Calendar year-to-ate)
                                                                              ------------------------------------
7.  Loans to foreign governments and official institutions (including
    foreign central banks)..................................................                  0                  0
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)............................................................             14,770             14,770
9.  Other loans.............................................................             36,642                 --
  a.  Loans for purchasing or carrying securities (secured and
      unsecured)............................................................                 --              3,075
  b.  All other loans (exclude consumer loans)..............................                 --             33,567
10.  Lease financing receivables (net of unearned income)...................                 --                317
  a.  Of U.S. addressees (domicile).........................................                317                 --
  b.  Of non-U.S. addressees (domicile).....................................                  0                 --
                                                                                     ---------         -----------
11.  LESS:  Any unearned income on loans reflected in items 1-9
     above.................................................................              3,930              3,930
                                                                                     ---------         -----------
12.  Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule
     RC, item 4.a).........................................................         $3,208,497         $3,208,497
                                                                                   ===========        ============

Memorandum
1.  Commercial paper included in Schedule RC-C, part I, above..............         $        0         $        0
2.  Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
  a.  Loans secured by real estate:
     (1)  To U.S. addressees (domicile).....................................                  0
     (2)  To non-U.S. addressees (domicile).................................                  0
  b.  All other loans and all lease financing receivables (exclude loans to individuals for household, family, and other personal
      expenditures).........................................................                  0
  c.  Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in
      Memorandum item 2.b above.............................................                  0

3.  Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
  a.  Fixed rate loans and leases with a remaining maturity of:
     (1)  Three months or less..............................................         $ ,233,694
     (2)  Over three months through 12 months...............................            207,694
     (3)  Over one year through five years..................................          1,211,464
     (4)  Over five years...................................................            507,687
                                                                                    -----------
     (5)  Total fixed rate loans and leases (sum of Memorandum
      items 3.a.(1) through 3.a.(4))........................................         $2,160,539
                                                                                    ===========

- ----------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.


                                                                                  (COLUMN A)         (COLUMN B)
                                                                              CONSOLIDATED BANK   DOMESTIC OFFICES
                                                                              ------------------------------------
                                                                                     (Calendar year-to-date)
                                                                              ------------------------------------
  b.  Floating rate loans with a repricing frequency of:
     (1)  Quarterly or more frequently......................................         $1,018,431
     (2)  Annually or more frequently, but less frequently than
          quarterly.........................................................             29,477
     (3)  Every five years or more frequently, but less frequently
          than annually.....................................................                 13
     (4)  Less frequently than every five years.............................                  0
                                                                                    -----------
     (5)  Total floating rate loans (sum of Memorandum items
          3.b.(1) through 3.b.(4))..........................................         $1,047,921
                                                                                    ===========
  c.  Total loans and leases (sum of Memorandum items 3.a.(5) and
      3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income
      from Schedule RC-C, part I, item 11 minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through
      8, column C)..........................................................         $3,208,460
                                                                                    ===========
  d.  Floating rate loans with a remaining maturity of one year or less (included in Memorandum items 3.b.(1) through 3.b.(4)
      above)................................................................         $  536,806
                                                                                    ===========
4.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2)............         $        0
5.  Loans and leases held for sale (included in Schedule RC-C, part I,
    above)..................................................................                  6
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I,
    item 1.c.(2)(a), column B, page RC-6)...................................         $ ,140,152
                                                                                     ==========

- -----------------------
(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                 SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                          FOR THE PERIOD
                                                                                        JANUARY 1, 1996 TO
                                                                                          MARCH 31, 1996
                                                                              ------------------------------------
                                                                                          (Year-to-date)
ASSETS
1.  U.S. Treasury securities in domestic offices......................................                  $0
2.  U.S. Government agency and corporation obligations in domestic offices
    (exclude mortgage-backed securities)..............................................                   0
3.  Securities issued by states and political subdivisions in the U.S. in domestic
    offices...........................................................................                   0
4.  Mortgage-backed securities (MBS) in domestic offices:
  a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or
      GNMA............................................................................                   0
  b.  Other mortgage-backed securities issued or guaranteed by FNMA,
      FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS).........................                   0
  c.  All other mortgage-backed securities............................................                   0
5.  Other debt securities in domestic offices.........................................                   0
6.  Certificates of deposit in domestic offices.......................................                   0
7.  Commercial paper in domestic offices..............................................                   0
8.  Bankers acceptances in domestic offices...........................................                   0
9.  Other trading assets in domestic offices..........................................                   0
10.  Trading assets in foreign offices................................................                   0
11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
  a.  In domestic offices.............................................................                   4
  b.  In foreign offices..............................................................                   0
                                                                                                       ---
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
     item 5)..........................................................................                 $ 4
                                                                                                       ===
LIABILITIES
13.  Liability for short positions....................................................                   0
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity
     and equity contracts.............................................................                   2
                                                                                                       ---
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
     item 15.b).......................................................................                  $2
                                                                                                       ===

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


                       SCHEDULE RC-E--DEPOSIT LIABILITIES

                     PART I.  DEPOSITS IN DOMESTIC OFFICES

                                                            TRANSACTION ACCOUNTS                       NONTRANSACTION
                                                                                                         ACCOUNTS
                                            ----------------------------------------------------------------------------
                                                    (COLUMN A)                 (COLUMN B)                (COLUMN C)
                                            TOTAL TRANSACTION ACCOUNTS     MEMO: TOTAL DEMAND      TOTAL NON-TRANSACTION
                                             (INCLUDING TOTAL DEMAND     DEPOSITS (INCLUDED IN      ACCOUNTS (INCLUDING
                                                    DEPOSITS)                  COLUMN A)                  MMDAS)
                                            ----------------------------------------------------------------------------
                                                                       (Calendar year-to-date)
                                            ----------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and
    corporations..........................                  $2,641,616               $1,532,072                $3,020,623

2.  U.S. Government.......................                      22,612                   22,612                         0
3.  States and political subdivisions in
    the U.S...............................                     152,716                   92,831                    92,830

4.  Commercial banks in the U.S...........                     167,115                  167,115                         0
5.  Other depository institutions in the
    U.S...................................                       1,634                    1,634                         0

6.  Banks in foreign countries............                      12,614                   12,614                         0
7.  Foreign governments and official
    institutions (including foreign central
    banks)................................                           0                        0                    93,692


8.  Certified and official checks.........                      57,496                   57,496                        --
                                                           -----------              -----------                ----------
9.  Total (sum of items 1 through 8)
    (sum of columns A and C must equal
    Schedule RC, item 13.a)...............                  $3,055,803               $1,886,374                $3,207,145
                                                          ============             ============               ===========

Memorandum                                                                                            FOR THE PERIOD
- ----------                                                                                          JANUARY 1, 1996 TO
                                                                                                      MARCH 31, 1996
                                                                                                  ------------------------
                                                                                                  (Calendar year-to-date)

1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):
  a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan Accounts                                         243,322
  b.  Total brokered deposits.............                                                                          1,970
  c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
     (1)  Issued in denominations of less than $100,000                                                                 0
     (2)  Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in share of
      $100,000 or less....................                                                                              0
  d.  Maturity data for brokered deposits:
     (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum
      item 1.c.(1) above..................                                                                              0


                                                                                                     FOR THE PERIOD
                                                                                                   JANUARY 1, 1996 TO
                                                                                                     MARCH 31, 1996
                                                                                                  ---------------------
Memorandum                                                                                        (Calendar Year-to-date)
- -------------------------------------------------------------------------------------
     (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
          1.b above)......................                                                                          1,970
  e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law)...........                                                                        245,546


2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
  a.  Savings deposits:
     (1)  Money market deposit accounts (MMDAs)                                                                 1,336,684
     (2)  Other savings deposits (excludes MMDAs)                                                                 487,729
  b.  Total time deposits of less than $100,000                                                                 1,055,238
  c.  Time certificates of $100,000 or more                                                                       233,802
  d.  Open-account time deposits of $100,000 or more                                                               93,692
3.  All NOW accounts (included in column A above)                                                               1,168,520
4.  Not applicable........................                                                                             --
5.  Maturity and repricing data for time deposits of less than $100,000 (sum of
    Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)
  a.  Fixed rate time deposits of less than $100,000 with a remaining maturity of:
     (1)  Three months or less............                                                                        226,192
     (2)  Over three months through 12 months                                                                     454,198
     (3)  Over one year...................                                                                        374,848
  b.  Floating rate time deposits of less than $100,000 with a repricing frequency of:
     (1)  Quarterly or more frequently....                                                                              0
     (2)  Annually or more frequently, but less frequently than quarterly                                               0
     (3)  Less frequently than annually...                                                                              0
  c.  Floating rate time deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum items 5.b.(1) through 5.b.(3)
      above)..............................                                                                              0

6.  Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificate of deposit of $100,000 or more and open-account time deposits of
    $100,000 or more) (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):(1)
  a.  Fixed rate time deposits of $100,000 or more with a remaining maturity of:
     (1)  Three months or less............                                                                        194,473
     (2)  Over three months through 12 months                                                                      93,637
     (3)  Over one year through five years                                                                         38,556
     (4)  Over five years.................                                                                            828

- ------------------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                                                                                      FOR THE PERIOD
                                                                                                    JANUARY 1, 1996 TO
Memorandum                                                                                            MARCH 31, 1996
- -------------------------------------------------                                                ------------------------
                                                                                                 (Calendar year-to-date)
  b.  Floating rate time deposits of $100,000 or more with a repricing frequency of:
     (1)  Quarterly or more frequently....                                                                              0
     (2)  Annually or more frequently, but less frequently than quarterly                                               0
     (3)  Every five years or more frequently, but less frequently than
          annually........................                                                                              0
     (4)  Less frequently than every five years                                                                         0
  c.  Floating rate time deposits of $100,000 ore more with a remaining maturity of one year or less (included in Memorandum items 6.b.(1)
      through 6.b.(4) above)..............                                                                              0


                                                   CONSOLIDATED REPORT OF INCOME

            ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

                                                SCHEDULE RC-E--DEPOSIT LIABILITIES

                    PART II.  DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                      --------------------
                                                                                         (Year-to-date)
1.  Individuals, partnerships, and corporations......................................             $74,307
2.  U.S. banks (including IBFs and foreign branches of U.S. banks)...................                   0
3.  Foreign banks (including U.S. branches and agencies of foreign banks,
    including their IBFs)............................................................                   0

4.  Foreign governments and official institutions (including foreign central banks)..                   0
5.  Certified and official checks....................................................                   0
6.  All other deposits...............................................................                   0
7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b).............             $74,307

Memorandum
- -------------------------------------------------------------------------------------
1.  Time deposits with a remaining maturity of one year or less (included in Part
    II, item 7 above)................................................................                   0

                          SCHEDULE RC-F--OTHER ASSETS

1.  Income earned, not collected on loans...........................................            $018,773
2.  Net deferred tax assets/1/......................................................              37,271
3.  Excess residential mortgage servicing fees receivable...........................                   0
4.  Other (itemize and describe amounts that exceed 25% of this item)...............             116,146
  a.  Trade date accounting - security sale.........................................              69,182
  b.
  c.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)..............            $172,190

Memorandum
- -------------------------------------------------------------------------------------
1.  Deferred tax assets disallowed for regulatory capital purposes..................                   0

                        SCHEDULE RC-G--OTHER LIABILITIES

1.  a.  Interest accrued and unpaid on deposits in domestic offices/2/..............            $ 18,206
    b.  Other expenses accrued and unpaid (includes accrued income taxes
        payable)....................................................................              65,998

2.  Net deferred tax liabilities(1).................................................                   0
3.  Minority interest in consolidated subsidiaries..................................                   0
4.  Other (itemize and describe amounts that exceed 25% of this item)...............             147,560

- ------------------------
/1/  See discussion of deferred income taxes in Glossary entry on "income taxes."
/2/  For savings banks, include "dividends" accrued and unpaid on deposits.

               SCHEDULE RC-E -- DEPOSIT LIABILITIES (CONTINUED)

    a.  Trade date accounting - security purchase.......................  $ 99,679
    b.
    c.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)..  $231,764

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.


        SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES


                                                                                            FOR THE PERIOD
                                                                                          JANUARY 1, 1996 TO
                                                                                            MARCH 31, 1996
                                                                                        -----------------------
                                                                                            (Year-to-date)
1.  Customers' liability to this bank on acceptances outstanding........................               1,677
2.  Bank's liability on acceptances executed and outstanding............................               1,677
3.  Federal funds sold and securities purchased under agreements to resell..............             305,200
4.  Federal funds purchased and securities sold under agreements to repurchase..........             161,657
5.  Other borrowed money................................................................              10,700
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs.........                 N/A
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs...........              74,307
8.  Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs).............................................................          $7,096,498

9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement
    subsidiaries, and IBFs).............................................................          $6,528,306

ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN
DOMESTIC OFFICES.
10.  U.S. Treasury securities...........................................................              36,322
11.  U.S. Government agency and corporation obligations (exclude mortgage-backed
     securities)........................................................................               7,237

12.  Securities issued by states and political subdivisions in the U.S..................              50,741
13.  Mortgage-backed securities (MBS):
     a.  Pass-through securities:
         (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA..............................           2,531,109
         (2)  Other pass-through securities.............................................               5,054
     b.  Other mortgage-backed securities (include CMOs, REMICs, and stripped
         MBS):
        (1)  Issued or guaranteed by FNMA, FHLMC, or GNMA...............................              13,226
        (2)  All other mortgage-backed securities.......................................               2,481
14.  Other domestic debt securities.....................................................               7,464
15.  Foreign debt securities............................................................                   0
16.  Equity securities:
     a.  Investments in mutual funds....................................................                   0
     b.  Other equity securities with readily determinable fair values..................                   0
     c.  All other equity securities....................................................               9,122
17.  Total held-to-maturity and available-for-sale securities (sum of items 10 through
     16)................................................................................          $2,662,756

Memorandum (to be completed only by banks with IBFs and other "foreign"
 offices)
  EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank..................                 397
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank....................                 N/A

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

             SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS

      To be completed only by banks with IBFs and other "foreign" offices.

                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                       ------------------
                                                                                         (Year-to-date)
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)....                   0
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C,
    part I, item 12, column A).......................................................                   0

3.  IBF commercial and industrial loans (component of Schedule RC-C, part I,                            0
    item 4, column A)................................................................
4.  Total IBF liabilities (component of Schedule RC, item 21)........................                 397
5.  IBF deposit liabilities due to banks, including other IBFs (component of
    Schedule RC-E, part II, items 2 and 3)...........................................                   0

6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4,                     0
    5, and 6)........................................................................

                      SCHEDULE RC-K--QUARTERLY AVERAGES/2/



                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                       ------------------
                                                                                         (Year-to-date)
1.  Interest-bearing balances due from depository institutions.......................          $0,000,175
2.  U.S. Treasury securities and U.S. Government agency and corporation
    obligations/2/...................................................................           2,585,809
3.  Securities issued by states and political subdivisions in the U.S.(2)............                  70
4.  a.  Other debt securities(2).....................................................              16,029
    b.  Equity securities/2/ (includes investments in mutual funds and Federal
        Reserve stock)...............................................................               8,177
5.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and
    in IBFs..........................................................................             274,568
6.  Loans:
    a.  Loans in domestic offices:
        (1)  Total loans.............................................................           3,137,185
        (2)  Loans secured by real estate............................................           1,445,114
        (3)  Loans to finance agricultural production and other loans to farmers.....              88,485
        (4)  Commercial and industrial loans.........................................             703,635
        (5)  Loans to individuals for household, family, and other personal
             expenditures............................................................             695,711

- ------------------------
/1/ For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each w3eek of the quarter).
/2/ quarterly averages for all debt securities should be based on amortized cost.
/3/ Quarterly averages for all equity securities should be based on historical cost.

SCHEDULE RC-K -- QUARTERLY AVERAGES

                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                       ------------------
                                                                                         (Year-to-date)
    b.  Total loans in foreign offices, Edge and Agreement subsidiaries,
        and IBFs.....................................................................                   0
7.  Trading assets...................................................................                   4
8.  Lease financing receivables (net of unearned income).............................                 367
                                                                                          ---------------
9.  Total assets/4/..................................................................          $6,867,475
                                                                                          ===============
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand
     deposits).......................................................................           1,162,702


11.  Nontransaction accounts in domestic offices:
     a.  Money market deposit accounts (MMDAs).......................................           1,340,961
     b.  Other savings deposits......................................................             487,443
     c.  Time certificates of deposits of $100,000 or more...........................             214,351
     d.  All other time deposits.....................................................           1,219,409
12.  Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
     and IBFs........................................................................              59,133
13.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and
     in IBFs.........................................................................             125,669
14.  Other borrowed money............................................................               6,347

- ------------------------
/4/ The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

                     SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                             FOR THE PERIOD
                                                                                           JANUARY 1, 1996 TO
                                                                                             MARCH 31, 1996
                                                                                           ------------------
                                                                                             (Year-to-date)
1.  Unused comments:
    a.  Revolving, open-end lines secured by 1-4 family residential properties,
        e.g., home equity lines.................................................................      108,629
    b.  Credit card lines.......................................................................            0
    c.  Commercial real estate, construction, and land development:
       (1)  Commitments to fund loans secured by real estate....................................       98,465
       (2)  Commitments to fund loans not secured by real estate................................          487
    d.  Securities underwriting.................................................................            0
    e.  Other unused commitments................................................................    1,304,529
2.  Financial standby letters of credit and foreign office guarantees...........................       72,774
    a.  Amount of financial standby letters of credit conveyed to others........................            0
3.  Performance standby letters of credit and foreign office guarantees.........................       15,731
    a.  Amount of performance standby letters of credit conveyed to others......................            0
4.  Commercial and similar letters of credit....................................................           52
5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank................................................................            0
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank...............................................................            0
7.  Securities borrowed.........................................................................      304,811
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).............................................    1,216,291
9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a.  FNMA and FHLMC residential mortgage loan pools:
        (1)  Outstanding principal balance of mortgages transferred as of the report
             date...............................................................................            0
        (2)  Amount of recourse exposure on these mortgages as of the report date...............            0
    b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
        (1)  Outstanding principal balance of mortgages transferred as of the report
             date...............................................................................            0
        (2)  Amount of recourse exposure on these mortgages as of the report date...............            0
    c.  Farmer Mac agricultural mortgage loan pools:
        (1)  Outstanding principal balance of mortgages transferred as of the report
             date...............................................................................            0
        (2)  Amount of recourse exposure on these mortgages as of the report date...............            0
    d.  Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of
        1994:
        (1)  Outstanding principal balance of small business obligations transferred
             as of the report date..............................................................            0
        (2)  Amount of retained recourse on these obligations as of the report date.............            0

                                        SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS (CONTINUED)
                                                                                                   FOR THE PERIOD
                                                                                                 JANUARY 1, 1996 TO
                                                                                                   MARCH 31, 1996
                                                                                                -----------------------
                                                                                                   (YEAR-TO-DATE)
10.  When-issued securities:
     a.  Gross commitments to purchase.......................................................               0
     b.  Gross commitments to sell...........................................................               0
11.  Spot foreign exchange contracts.........................................................             349
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives).........
     (itemize and describe each component of this item over 25% of Schedule RC,
     item 28, "Total equity capital")........................................................               0


     a.
     b.
     c.
     d.
13.  All other off-balance sheet assets (exclude off-balance sheet derivatives)
     (itemize and describe each component of this item over 25% of Schedule RC,
     item 28, "Total equity capital")........................................................               0


     a.
     b.
     c.
     d.

                                                                      (COLUMN B)     (COLUMN C)
                                                       (COLUMN A)       FOREIGN        EQUITY          (COLUMN D)
                                                     INTEREST RATE     EXCHANGE     DERIVATIVE       COMMODITY AND
                                                       CONTRACTS      CONTRACTS      CONTRACTS      OTHER CONTRACTS
                                                     -------------   -----------   ------------    ----------------
                                                                         (Calendar year-to-date)
       Off-balance Sheet Derivatives                 --------------------------------------------------------------
           Position Indicators
- -------------------------------------------
14.  Gross amounts (e.g., notional
     amounts) (for each column, sum of
     items 14.a through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a.  Futures contracts.................               0             0              0                    0



     b.  Forward contracts.................         256,332            67              0                    0
     c.  Exchange-traded option
         contracts:
         (1)  Written options..............               0             0              0                    0

         (2)  Purchased options............               0             0              0                    0
     d.  Over-the-counter option
         contracts:
         (1)  Written options..............               0             0              0                    0

         (2)  Purchased options............               0             0              0                    0
     e.  Swaps.............................               0             0              0                    0
15.  Total gross notional amount of
     derivative contracts held for trading.         256,332            67              0                    0

16.  Total gross notional amount of
     derivative contracts held for purposes
     other than trading:
     a.  Contracts marked to market........               0             0              0                    0
     b.  Contracts not marked to market....               0             0              0                    0


                                        SCHEUDLE RC-L--OFF-BALANCE SHEET ITEMS (CONTINUED)

                                                                (COLUMN B)    (COLUMN C)
                                                   (COLUMN A)     FOREIGN       EQUITY         (COLUMN D)
                                                 INTEREST RATE    EXCHANGE     DERIVATIVE     COMMODITY AND
                                                   CONTRACTS     CONTRACTS     CONTRACTS     OTHER CONTRACTS
                                                --------------- ------------ ------------- -----------------
   Off-balance Sheet Derivatives                                  (Calendar year-to-date)
        Position Indicators                     -------------------------------------------------------------
- -----------------------------------------
17.  Gross fair values of derivative
     contracts:
     a.  Contracts held for trading:
         (1)  Gross positive fair value....               0             4              0                    0
         (2)  Gross negative fair value....               0             2              0                    0
     b.  Contracts held for purposes
         other than trading that are
         marked to market:
         (1)  Gross positive fair value....               0             0              0                    0
         (2)  Gross negative fair value....           6,651             0              0                    0
     c.  Contracts held for purposes
         other than trading that are not
         marked to market:
         (1)  Gross positive fair value....               0             0              0                    0
         (2)  Gross negative fair value....               0             0              0                    0

                                                                                             FOR THE PERIOD
                                                                                           JANUARY 1, 1996 TO
                                                                                             MARCH 31, 1996
                                                                                           -------------------
                                                                                             (Year-to-date)
Memoranda
- --------------------------------------------------------------------------------------
1.-2.  Not applicable.................................................................                     --
3.  Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the
    unused portions of commitments that are fee paid or otherwise legally binding)                    751,087
    a.  Participations in commitments with an original maturity exceeding one year
        conveyed to others............................................................                 94,986
4.  To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule
    RC-L, items 2 and 3, above........................................................                      0
5.  Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
    a.  Loans to purchase private passenger automobiles (to be completed for the
        September report only)..........................................................                  N/A
    b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                     66,893
    c.  All other consumer installment credit (including mobile home loans) (to be
        completed for the September report only)........................................                  N/A

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

                            SCHEDULE RC-M--MEMORANDA


                                                                                          FOR THE PERIOD
                                                                                        JANUARY 1, 1996 TO
                                                                                          MARCH 31, 1996
                                                                                        -----------------
                                                                                          (Year-to-date)
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a.  Aggregate amount of all extensions of credit to all executive officers,
        directors, principal shareholders, and their related interests................         $     3,934
    b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
        (including extensions of credit to related interests) equals or exceeds the
        lesser of $500,000 or 5 percent of total capital as defined for this purpose                Number
        in agency regulations..........................................................                  2

2.  Federal funds sold and securities purchased under agreements to resell with
    U.S. branches and agencies of foreign banks/1/ (included in Schedule RC,
    items 3.a and 3.b)................................................................                   0
3.  Not applicable....................................................................                  --
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
    a.  Mortgages serviced under a GNMA contract......................................                   0
    b.  Mortgages serviced under a FHLMC contract:
        (1)  Serviced with recourse to servicer.......................................                   0
        (2)  Serviced without recourse to servicer....................................                   0
    c.  Mortgages serviced under a FNMA contract:
        (1)  Serviced under a regular option contract.................................                   0
        (2)  Serviced under a special option contract.................................                   0
    d.  Mortgages serviced under other servicing contracts............................                   0
5.  To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
    a.  U.S. addressees (domicile)....................................................               1,677
    b.  Non-U.S. addressees (domicile)................................................                   0
6.  Intangible assets:
    a.  Mortgage servicing rights.....................................................                   0
    b.  Other identifiable intangible assets:
        (1)  Purchased credit card relationships......................................                   0
        (2)  All other identifiable intangible assets.................................                   0
    c.  Goodwill......................................................................                  62
    d.  Total (sum of items 6.a through 6.c ) (must equal Schedule RC, item 10).......                  62
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have been
        grandfathered or are otherwise qualifying for regulatory capital purposes.....                   0

- ------------------------
/1/ Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


                                                     SCHEDULE RC-M (CONTINUED)



                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                     -----------------------
                                                                                         (Year-to-Date)


7.  Mandatory convertible debt, net of common or perpetual preferred stock                    0
    dedicated to redeem the debt....................................................
8.  a.  Other real estate owned:                                                              0
        (1)  Direct and indirect investments in real estate ventures................
        (2)  All other real estate owned:                                                     0
             (a)  Construction and land development in domestic offices.............
             (b)  Farmland in domestic offices......................................          0
             (c)  1-4 family residential properties in domestic offices.............        434
             (d)  Multifamily (5 or more) residential properties in domestic offices          0
             (e)  Nonfarm nonresidential properties in domestic office..............          0
             (f)  In foreign offices................................................          0
                                                                                      ---------
        (3)  Total (sum of items 8.a.(1) and 8.a.(2)  (must equal Schedule RC,
             item 7)................................................................        434
    b.  Investments in unconsolidated subsidiaries and associated companies:            =========
        (1)  Direct and indirect investments in real estate ventures................          0
        (2)  All other investments in unconsolidated subsidiaries and associated
             companies..............................................................          0
        (3)  Total (sum of items 8.b.(1) and 8.b.(2))  (must equal Schedule RC,
             item 8)................................................................          0
                                                                                      ---------
    c.  Total assets of unconsolidated subsidiaries and associated companies..........          0
                                                                                      =========
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"...........          0
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a.  Money market funds..........................................................  1,040,764
    b.  Equity securities funds.....................................................          0
    c.  Debt securities funds.......................................................          0
    d.  Other mutual funds..........................................................     27,696
    e.  Annuities...................................................................      8,034
    f.  Sales of proprietary mutual funds and annuities (included in items 10.a
        through 10.e above).........................................................    845,269


Memorandum
- ------------------------------------------------------------------------------------
1.  Interbank holdings of capital instruments (to be completed for the December report only):
    a.  Reciprocal holdings of banking organizations' capital instruments...........       N/A

    b.  Nonreciprocal holdings of banking organizations' capital instruments........       N/A

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

     SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                      (COLUMN A)
                                                       PAST DUE                  (COLUMN B)
                                                30 THROUGH 89 DAYS AND      PAST DUE 90 DAYS OR       (COLUMN C)
                                                   STILL ACCRUING         MORE AND STILL ACCRUING     NONACCRUAL
                                                ----------------------    -----------------------    ------------
                                                                    (Calendar year-to-date)
                                                -----------------------------------------------------------------
1.  Loans secured by real estate:
    a.  To U.S. addressees (domicile)........                  $18,762                      $1,264        $3,266
    b.  To non-U.S. addressees
        (domicile)...........................                        0                           0             0
2.  Loans to depository institutions and
    acceptance of other banks:
    a.  To U.S. banks and other U.S.
        depository institutions..............                        0                           0             0
    b.  To foreign banks.....................                        0                           0             0
3.  Loans to finance agricultural
    production and other loans to farmers....                    2,135                         729           195
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)........                   14,579                         915           502
    b.  To non-U.S. addressees
        (domicile)...........................                        0                           0             0
5.  Loans to individuals for household,
    family, and other personal
    expenditures:
    a.  Credit cards and related plans.......                    1,179                       1,353             0
    b.  Other (includes single payment,
        installment, and all student
        loans)...............................                    8,755                       1,494             4
6.  Loans to foreign governments and
    official institutions....................                        0                           0             0
7.  All other loans..........................                      760                           0             0
8.  Lease financing receivables:
    a.  Of U.S. addressees (domicile)........                        0                           0             0
    b.  Of non-U.S. addressees
        (domicile)...........................                        0                           0             0
9.  Debt securities and other assets
    (exclude other real estate owned and
    other repossessed assets)................                        0                           0             0

- ------------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and  nonaccrual loans
and leases.  Report in item 10 below certain guaranteed loans and leases that have already  been included in the amounts
reported in items 1 through 8.
10.  Loans and leases reported in items 1
     through 8 above which are wholly or
     partially guaranteed by the U.S.
     Government..............................                        0                           0             0
     a.  Guaranteed portion of loans and
         leases included in item 10 above....                        0                           0             0


                                                      (COLUMN A)
                                                       PAST DUE                  (COLUMN B)
                                                30 THROUGH 89 DAYS AND      PAST DUE 90 DAYS OR       (COLUMN C)
                                                   STILL ACCRUING         MORE AND STILL ACCRUING     NONACCRUAL
                                                ---------------------------------------------------------------------
                                                                         (Calendar year-to-date)
                                                ---------------------------------------------------------------------
Memoranda
- ------------------------------------------------
1.  Restructured loans and leases
    included in Schedule RC-N, items 1
    through 8, above (and not reported
    in Schedule RC-C, part I,
    Memorandum item 2)..........................                     0                           0             0
2.  Loans to finance commercial real
    estate, construction, and land
    development activities (not secured
    by real estate) included in
    Schedule RC-N, items 4 and 7,
    above.......................................                     0                           0             0
3.  Loans secured by real estate in
    domestic offices (included in
    Schedule RC-N, item 1 above):
    a.  Construction and land
        development.............................                 8,880                         233         1,017
    b.  Secured by farmland.....................                   150                         542             0
    c.  Secured by 1-4 family residential
        properties:
        (1)  Revolving, open-end loans
             secured by 1-4 family
             residential properties and
             extended under lines of
             credit.............................                   490                         120            97
        (2)  All other loans secured by
             1-4 family residential
             properties.........................                  3,417                         324           949
    d.  Secured by multifamily (5 or
        more) residential properties............                     37                           0            68
    e.  Secured by nonfarm
        nonresidential properties...............                  5,788                          35         1,135


                                                     (COLUMN A)                 (COLUMN B)
                                                     PAST DUE 30                PAST DUE 90
                                                   THROUGH 89 DAYS             DAYS OR MORE
                                                -------------------------------------------------
                                                             (Calendar year-to-date)
                                                -------------------------------------------------
4.  Interest rate, foreign exchange rate,
    and other commodity and equity
    contracts:
    a.  Book value of amounts carried
        as assets...............................                     0                           0
    b.  Replacement cost of contracts
        with a positive replacement cost........                     0                           0

                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

          SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                       -------------------
                                                                                         (Year-to-date)
1.  Unposted debits (see instructions):
    a.  Actual amount of all unposted debits.........................................            19
        OR
    b.  Separate amount of unposted debits:
        (1)  Actual amount of unposted debits to demand deposits.....................           N/A
        (2)  Actual amount of unposted debits to time and savings deposits(1)........            N/A
2.  Unposted credits (see instructions):
    a.  Actual amount of all unposted credits........................................             0
        OR
    b.  Separate amount of unposted credits:
        (1)  Actual amount of unposted debits to demand deposits.....................           N/A
        (2)  Actual amount of unposted credits to time and savings deposits(1........           N/A
3.  Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices............................................             0
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits:
    a.  Demand deposits of consolidated subsidiaries.................................           697
    b.  Time and savings deposits(1) of consolidated subsidiaries....................             0
    c.  Interest accrued and unpaid on deposits of consolidated subsidiaries.........             0
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a.  Demand deposits in insured branches (included in Schedule RC-E, Part II).....             0
    b.  Time and savings deposits(1) in insured branches (included in
        Schedule RC-E, Part II)......................................................             0
    c.  Interest accrued and unpaid on deposits in insured branches (included in
        Schedule RC-G, item 1.b).....................................................             0
Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a.  Amount reflected in demand deposits (included in Schedule RC-E, item 4
        or 5, column B...............................................................             0
    b.  Amount reflected in time and savings deposits(1) (included in
        Schedule RC-E, item 4 or 5, column A or C, but not column B).................             0
7.  Unamortized premiums and discounts on time and savings deposits:(1)
    a.  Unamortized premiums.........................................................             0
    b.  Unamortized discounts........................................................             0
                                                                                           --------

- ------------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


                                                                                         FOR THE PERIOD
                                                                                       JANUARY 1, 1996 TO
                                                                                         MARCH 31, 1996
                                                                                       -------------------
                                                                                         (Year-to-date)
8.  To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under

    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC
    Oakar Transaction Worksheet(s))..................................................           1,363,792
9.  Deposits in lifeline accounts....................................................                  --
10. Benefit-responsive "Depository Institution Investment Contracts" (included in
    total deposits in domestic offices)..............................................                   0

11.  Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported
         on a net basis rather than a gross basis in Schedule RC-E...................                   0
     b.  Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis rather than a net
         basis in Schedule RC-E......................................................                   0
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of
         U.S. banks and savings associations in Schedule RC-E........................                   0


Memoranda (to be completed each quarter except as noted)
- -------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a.  Deposit accounts of $100,000 or less:
        (1)  Amount of deposit accounts of $100,000 or less..........................           3,715,418
        (2)  Number of deposit accounts of $100,000 or less (to be completed for                   Number
             the June report only)...................................................                 N/A

    b.  Deposit accounts of more than $100,000:
        (1)  Amount of deposit accounts of more than $100,000........................           2,547,530
                                                                                                   Number
        (2)  Number of deposit accounts of more than $100,000........................               6,396
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
        Indicate in the appropriate box at the right whether your bank has a                 YES       NO
        method or procedure for determining a better estimate of uninsured
        deposits than the estimate described above...................................                  [X]
   b.  If the box marked YES has been checked, report the estimate of uninsured
       deposits determined by using your bank's method or procedures.................                 N/A


                         CONSOLIDATED REPORT OF INCOME

  ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE
                         BASIS IN THOUSANDS OF DOLLARS.

                       SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of adjusted total assets

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.

                                                                           (COLUMN A)
                                                                          SUBORDINATED
                                                                          DEBT(1) AND            (COLUMN B)
                                                                       INTERMEDIATE TERM     OTHER LIMITED-LIFE
                                                                        PREFERRED STOCK     CAPITAL INSTRUMENTS
                                                                       ----------------------------------------
                                                                                (Calendar year-to-date)
                                                                       ----------------------------------------
2.  Subordinated debt(1) and other limited-life capital instruments
    (original weighted average maturity of at least vie years) with a remaining maturity of:
    a.  One year or less...............................................                0                      0
    b.  Over one year through two years................................                0                      0
    c.  Over two years through three years.............................                0                      0
    d.  Over three years through four years............................                0                      0
    e.  Over four years through five years.............................                0                      0
    f.  Over five years................................................                0                      0
3.  Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses):
    a.  Tier 1 capital.................................................                --                359,429
    b.  Tier 2 capital.................................................                --                 52,203
    c.  Total risk-based capital.......................................                --                411,633
    d.  Excess allowance for loan and lease losses.....................                --                 34,587
    e.  Risk-weighted assets...........................................                --              4,176,305
    f.  "Average total assets".........................................                --              6,904,255

- ------------------------
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks                                (COLUMN B)
 that answered NO to item 1 above and by banks with total assets of $1                              CREDIT
 billion or more.                                                             (COLUMN A)          EQUIVALENT
                                                                           ASSETS RECORDED      AMOUNT OF OFF-
                                                                                  ON             BALANCE SHEET
                                                                          THE BALANCE SHEET        ITEMS(1)
                                                                          -------------------  -----------------
                                                                                 (Calendar year-to-date)
                                                                          --------------------------------------
4.  Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
  a.  Assets recorded on the balance sheet:
     (1)  Securities issued by, other claims on, and claims
          unconditionally guaranteed by, the U.S. Government and
          its agencies and other OECD central governments...............             284,691                  --
     (2)  All other.....................................................             272,198                  --
  b.  Credit equivalent amount of off-balance sheet items...............                  --                   0
5.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
  a.  Assets recorded on the balance sheet:
     (1)  Claims conditionally guaranteed by the U.S. Government
          and its agencies and other OECD central governments...........              41,647                  --
     (2)  Claims collateralized by securities issued by the U.S.
          Government and its agencies and other OECD central
          governments; by securities issued by U.S. Government-
          sponsored agencies; and by cash on deposit....................              40,290                  --
     (3)  All other.....................................................           3,456,215                  --
  b.  Credit equivalent amount of off-balance sheet items...............                  --           1,264,247
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
  a.  Assets recorded on the balance sheet..............................             478,716                  --
  b.  Credit equivalent amount of off-balance sheet items...............                  --              17,229
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
  a.  Assets recorded on the balance sheet..............................           2,616,629                  --
8.  On-balance sheet asset values excluded from the calculation of the
    risk-based capital ratio(2) ........................................             (7,097)                 --
                                                                                  ----------          ----------
9.  Total assets recorded on the balance sheet (sum of items 4.a, 5.a,
    6.a, 7.a, and 8, column (A) (must equal Schedule RC, item 12
    plus items 4.b and 4.c).............................................           7,183,289                  --
                                                                                  ==========          ==========

- ------------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contract futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as of any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

                                                                                                             FOR THE PERIOD
                                                                                                           JANUARY 1, 1996 TO
                                                                                                             MARCH 31, 1996
                                                                                                         ----------------------
                                                                                                             (Year-to-date)
Memoranda
- ------------------------------------------
1.  Current credit exposure across all off-balance sheet derivative contracts covered
    by the risk-based capital standards..............................................                               0

                                                      WITH A REMAINING MATURITY OF
                                            -------------------------------------------------
                                                                (COLUMN B)
                                                                 OVER ONE
                                                                   YEAR
                                              (COLUMN A)         THROUGH FIVE     (COLUMN C)
                                           ONE YEAR OR LESS       YEARS         OVER FIVE YEARS
                                            -------------------------------------------------
                                                        (Calendar year-to-date)
                                            -------------------------------------------------
2.  Notional principal amounts of off-
    balance sheet derivative contracts:
  a.  Interest rate contracts(3)........                   0               0                 0
  b.  Foreign exchange contracts........                   0               0                 0
  c.  Gold contracts....................                   0               0                 0
  d.  Other precious metals contracts...                   0               0                 0
  e.  Other commodity contracts.........                   0               0                 0
  f.  Equity derivative contracts.......                   0               0                 0

- ------------------------
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.